Exhibit 10.1

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: June 20, 2022

Principal Amount: Up to $360,000

UNSECURED CONVERTIBLE NOTE

DUE DECEMBER 31, 2023

THIS UNSECURED CONVERTIBLE NOTE is a duly authorized and validly issued promissory note of Chavant Capital Acquisition Corp., a Cayman Islands company (“Chavant” or the “Company”), having its principal place of business at 445 Park Avenue, New York, NY 10022, United States, designated as its Convertible Note due December 31, 2023 (this “Note”).

FOR VALUE RECEIVED, unless earlier converted in accordance with Section 7 hereof, the Company promises to pay to the order of Chavant Capital Partners LLC or its registered assigns or successors in interest (the “Holder”), the principal sum of Three Hundred Sixty Thousand Dollars ($360,000), or such lesser amount as shall have been advanced by Holder to the Company and shall remain unpaid under this Note on December 31, 2023 (the “Maturity Date”), in lawful money of the United States of America, on the terms and conditions described below.

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which commercial banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Business Combination” shall have the meaning set forth in Article 1.1 of the Amended and Restated Memorandum and Articles of Association of the Company.

“Chavant” shall have the meaning set forth in the Recitals hereto.

“Conversion Agent” shall have the meaning set forth in Section 7(g).

“Conversion Warrants” shall have the meaning set forth in Section 7(a).

“Drawn Amount” shall have the meaning set forth in Section 7(a).

“New York Courts” shall have the meaning set forth in Section 8(c).

“Person” means an individual or corporation, exempted company, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Warrants” means the warrants that are each exercisable into one ordinary share of Chavant, with an exercise price of $11.50 per share and an exercise period of five years after the initial Business Combination of Chavant.

“Warrant Delivery Date” shall have the meaning set forth in Section 7(b).

“Trading Market” means any of the following markets or exchanges on which the ordinary shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, or the OTCQX (or any successors to any of the foregoing).

Section 2. No Interest. No interest shall accrue on the unpaid principal balance of this Note.

Section 3. Drawdown Requests. The Company and the Holder hereby agree that, from time to time, at any time on or after the date hereof and prior to the Maturity Date, the Company may request up to Three Hundred Sixty Thousand Dollars ($360,000), in aggregate principal amount of borrowings under this Note upon written request (email being sufficient) from the Company to the Holder (each, a “Drawdown Request”). Each Drawdown Request must state the aggregate principal amount requested to be borrowed, and must not be an amount less than Ten Thousand Dollars ($10,000), unless agreed upon in writing by the Company and Holder. Holder shall fund each Drawdown Request no later than three (3) Business Days after receipt of such Drawdown Request; provided, however, that the aggregate principal amount outstanding under this Note at any time after giving effect to a drawdown may not exceed Three Hundred Sixty Thousand Dollars ($360,000). No fees, payments or other amounts shall be due to Holder in connection with, or as a result of, any Drawdown Request by the Company. Notwithstanding the foregoing, on or after July 22, 2022, the Company shall not be entitled to deliver a Drawdown Request, and the Holder shall not be required to fund any Drawdown Request, unless, at such time, either (i) Chavant has filed with the Securities and Exchange Commission an announcement on Form 8-K disclosing, among other things, the signing of the definitive agreement relating to its initial Business Combination and the issuance of this Note by the Company or (ii) Chavant has attained the necessary shareholder approval to extend the period to close its initial Business Combination beyond July 22, 2022.

Section 4. Payment. All payments shall be made in United States dollars at the principal office of the Company, or at such other place as the Company and Holder shall mutually agree in writing. Except to the extent converted at the option of the Holder into Conversion Warrants pursuant to Section 7, repayment of principal shall be made at the earlier of (i) five Business Days after the closing of the initial Business Combination and (ii) the Maturity Date (such date being the “Repayment Date”). Notwithstanding the aforesaid statement, prepayment of principal may be made any time before the Repayment Date.

Section 5. Security. This Note is a general unsecured obligation of the Company.

Section 6. Registration of Transfers and Exchanges.

 a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

 b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

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Section 7. Conversion.

 a) Conversion Upon Initial Business Combination: So long as this Note remains outstanding, upon the closing of the initial Business Combination, all amounts that have been advanced by Holder to the Company and remain unpaid under this Note as of such time (the “Drawn Amount”) shall, at the option of the Holder by notice to the Company delivered no later than two Business Days following the closing of the initial Business Combination, convert in whole without any further action by the Holder into a number of Warrants equal to (i) the Drawn Amount divided (ii) by $1.00, rounded up to the nearest whole warrant (such warrants, the “Conversion Warrants”).

 b) Delivery of Conversion Warrants Upon Conversion. As promptly as practicable following the applicable conversion of the Note (the “Warrant Delivery Date”), Chavant shall deliver, or cause to be delivered, to the Holder the Conversion Warrants.

 c) Reservation of Warrants Issuable Upon Conversion. Chavant covenants that it will at all times reserve and keep available out of its authorized and unissued Warrants for the sole purpose of issuance upon conversion of this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than 360,000 Warrants. Chavant covenants that all Warrants that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

 d) Fractional Warrants. No fractional warrants shall be issued upon the conversion of all or any portion of this Note. Any fraction of a warrant to which the Holder would otherwise be entitled to purchase upon such conversion shall be rounded up to the next whole warrant.

 e) Transfer Taxes and Expenses. The issuance of Conversion Warrants upon conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Warrants; provided that Chavant shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Warrants upon conversion in a name other than that of the Holder of this Note so converted and Chavant shall not be required to issue or deliver such Conversion Warrants unless or until the Person or Persons requesting the issuance thereof shall have paid to Chavant the amount of such tax or shall have established to the satisfaction of Chavant that such tax has been paid. Chavant shall pay all reasonable fees of any Conversion Agent required for same-day processing of any conversion hereunder required for same-day electronic delivery of the Conversion Warrants.

 f) Satisfaction. If the outstanding principal balance of this Note is converted in full into Warrants pursuant to this Section 7, then such principal shall be deemed to have been paid in full by the Company on the date of such conversion.

g) Maintenance of Office or Agency. The Company may maintain in the contiguous United States an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes may be made.

Section 8. Miscellaneous.

 a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

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 b) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

 c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.

Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

 d) Amendment; Waiver. The provisions of this Note, including the provisions of this Section 8(d), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holder. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.

 e) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such power as though no such law has been enacted.

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 f) Execution and Counterparts. This Note may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

 g) Successors and Assigns. This Note shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each such holder. Neither party may assign its rights or obligations hereunder without the prior written consent of the other parties hereto.

 h) Remedies and Other Obligations. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief). Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

 i) Trust Waiver. Notwithstanding anything herein to the contrary, the Holder hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account into which the proceeds of the Company’s initial public offering and the proceeds of the sale of the warrants issued in the private placement in connection with the consummation of the initial public offering were deposited, as described in greater detail in the registration statement and prospectus filed by the Company with the Securities and Exchange Commission in connection with the initial public offering, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

j) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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(Signature Pages Follow)

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IN WITNESS WHEREOF, each of the parties hereto have caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

CHAVANT CAPITAL ACQUISITION CORP.

By:	/s/ Jiong Ma
Name: Jiong Ma
Title: Chief Executive Officer

[Signature Page to Unsecured Convertible Note]

IN WITNESS WHEREOF, each of the parties hereto have caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

Chavant Capital Partners LLC

By:	Chavant Manager LLC, its Manager
By:	/s/ Jiong Ma
Name: Jiong Ma
Title: Manager

[Signature Page to Unsecured Convertible Note]